                                                                  EXHIBIT 10(yy)

                       THIRD AMENDMENT TO CREDIT AGREEMENT
                             AND SECOND AMENDMENT TO
                     US PLEDGE AGREEMENT AND ACKNOWLEDGMENT

            THIRD AMENDMENT TO CREDIT AGREEMENT AND SECOND AMENDMENT TO US PLEDGE AGREEMENT AND ACKNOWLEDGMENT (this "Amendment"), dated as of January 26, 2001, among THE ALPINE GROUP, INC. (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Lenders"), FLEET NATIONAL BANK (formerly known as Fleet Bank, N.A.), as Syndication Agent (the "Syndication Agent"), BANK OF AMERICA, N.A., as Documentation Agent (the "Documentation Agent"), and BANKERS TRUST COMPANY ("BTCo"), as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :

            WHEREAS, the Borrower, the Lenders, the Documentation Agent, the Syndication Agent and the Administrative Agent are parties to a Credit Agreement, dated as of November 23, 1999 (the "Credit Agreement");

            WHEREAS, the Borrower and BTCo, as Pledgee, are parties to a US Pledge Agreement, dated as of November 23, 1999 (the "US Pledge Agreement"); and

            WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement and the US Pledge Agreement as follows;

            NOW, THEREFORE, it is agreed:

            1. (a) Notwithstanding anything to the contrary contained in Section
9.06 (or elsewhere) of the Credit Agreement or in any Credit Documents, the Lenders hereby agree that, with respect to the Cookson Shares owned by the Borrower on the Third Amendment Effective Date (as defined below) (and any Cookson Shares delivered in substitution or replacement thereof, or representing dividends, distributions or rights issues with respect to said Cookson Shares), the Borrower may from time to time enter into one or more Cookson Derivative Transactions, and the Lenders hereby agree that, in connection with each Cookson Derivative Transaction, a number of Cookson Shares equal to the Aggregate Put Number of Cookson Shares subject to the respective Cookson Derivative Transaction shall be released (following a timely request from the Borrower) from the security interests created pursuant to the UK Pledge Agreement and any other Lien created by the other Credit Documents in accordance with the procedures set forth in immediately succeeding clause (b) so long as:

            (i) the requirements set forth in the definition of Cookson Derivative Transaction are satisfied with respect to the Cookson Shares being so released;

            (ii)  contemporaneously with each such release the Borrower shall
                  (x) incur Cookson Facility Loans under the Cookson Facility in an aggregate principal amount not less than 85% of the respective Aggregate Put Strike Price (calculated on the date of the applicable Cookson Confirmation, which Cookson Confirmation shall be dated no earlier than three Business Days prior to the incurrence of such Cookson Facility Loans, except that such three Business Day period shall be extended by up to ten additional Business Days to the extent that the Borrower has not timely delivered to, or timely received from, Deutsche all ordinary course documentation required in connection with the incurrence of Cookson Facility Loans, i.e., notes, notices of borrowing and the like, or if for any other reason there is a delay in making the respective Cookson Facility Loans; provided that in any event the Cookson Facility Loans as contemplated above must be incurred contemporaneously with the respective release) applicable to the Cookson Shares so released and not be in excess of the Aggregate Put Strike Price applicable to the Cookson Shares so released and (y) apply an amount equal to 100% of the Dollar Equivalent (as determined on such date) of the aggregate principal amount of such Cookson Facility Loans to repay then outstanding Loans as (and to the extent) required pursuant to
                  Section 4.02(f) of the Credit Agreement;

            (iii) the Total Commitment is permanently reduced as (and to the extent) required pursuant to Section 3.03(b)(ii) of the Credit Agreement;

            (iv) no Event of Default shall be in existence on the date of the respective release of Cookson Shares (including immediately after giving effect to the respective release and any corresponding repayment of Loans pursuant to Section 4.02(f) of the Credit Agreement) or, even if there is or would then be an Event of Default (other than an Event of Default as described in following clause (v) of this Section 1), such release date is within 8 Business Days (which 8 Business Day period shall be extended by up to ten additional Business Days to the extent that the Borrower has not timely delivered to, or timely received from, Deutsche all ordinary course documentation required in connection with the incurrence of Cookson Facility Loans, i.e. notes, notice of borrowing and the like, or if for any other reason there is a delay in making the respective Cookson Facility Loans) of the first date on which Deutsche entered into one or more short sales in respect of the Cookson Shares to be released as part of the respective Cookson Derivative Transaction, and no Event of Default shall have been in existence on the date any such short sale was entered into by Deutsche as part of the respective Cookson Derivative Transaction (both before and immediately after giving effect to the respective short sales);

            (v) no Default or Event of Default with respect to the Borrower shall exist pursuant to Section 10.05 of the Credit Agreement on the date of the respective release of Cookson Shares;

            (vi) on the date of each short sale in connection with a given Cookson Derivative Transaction, the Borrower and/or Deutsche shall have determined that, with respect to all short sales which have theretofore occurred (including the short sale then being made) during the relevant Cookson Derivative Transaction Period, if an amount equal to the minimum required Aggregate Put Strike Price (determined in accordance with the definition of Put Strike Price contained herein) was in fact received by the Borrower as proceeds of Cookson Facility Loans with respect to the number of Cookson Shares theretofore sold short during the respective Cookson Derivative Transaction Period multiplied by the Relevant Multiplier and if the Dollar Equivalent thereof had in fact been used to pay down Loans to the extent required by Section 4.02(f) of the Credit Agreement, then the Borrower would still have remained in compliance with Section 9.07 of the Credit Agreement as calculated on a pro forma basis as if the respective applications had occurred on the date of the respective short sale; and

            (vii) the Administrative Agent and the Collateral Agent shall have received an officer's certificate of the Borrower substantially in the form annexed hereto as Annex A (appropriately completed to the reasonable satisfaction of the Administrative Agent and Collateral Agent) certifying to the Administrative Agent and the Collateral Agent its compliance with the conditions set forth above in this Section 1 and attaching a copy of the relevant Cookson Confirmation with respect to such Cookson Derivative Transaction and certifying the amount of Cookson Facility Loans being incurred on the date of release of the related Cookson Shares and showing in reasonable detail its compliance with the requirements of preceding clauses (ii) and (iii).

            (b) Subject to the foregoing requirements set forth in preceding clause (a), the Aggregate Put Number of Cookson Shares the subject of the relevant Cookson Derivative Transaction shall be released from the security interest created therein pursuant to the UK Pledge Agreement and the other Credit Documents, in each case in accordance with the following procedures:

            (i) Deutsche and the Borrower shall from time to time determine the maximum number of the Available Cookson Shares with respect to which the Borrower and Deutsche may enter into Cookson Derivative Transactions, it being understood and agreed that in no event shall the Aggregate Put Number of Cookson Shares subject to all Cookson Derivative Transactions exceed the aggregate number of Available Cookson Shares;

            (ii) thereafter, Deutsche may commence executing short sales in respect of such Available Cookson Shares. No later than 5:00 P.M. (New York time) on the next Business Day following any day on which such short sales have been executed by Deutsche, Deutsche will notify the Administrative Agent of the number of Available Cookson Shares sold short on such day, together with the aggregate amount of short sales of Available Cookson Shares during the applicable Cookson Derivative Transaction Period and the Relevant Multiplier for such Cookson Derivative Transaction Period. At the end of each Cookson Derivative Transaction Period, Deutsche will deliver to the Borrower a Cookson Confirmation in respect of all Available Cookson Shares the subject of the Cookson Derivative Transactions taking place during such Cookson Derivative Transaction Period; and

            (iii) Deutsche will, so long as there is a contemporaneous release of the Cookson Shares subject to the respective Cookson Derivative Transaction as contemplated by preceding clause 1(a), within three Business Days (except that such three Business Days may be extended to the extent that the Borrower or Deutsche has not completed all ordinary course documentation required in connection with the incurrence of Cookson Facility Loans, i.e. notes, notices of borrowing and the like) from the date the applicable Cookson Confirmation is delivered as contemplated in clause (b)(ii) above, lend an amount of Pounds Sterling not less than 85% of the applicable Aggregate Put Strike Price (calculated on the date of the applicable Cookson Confirmation). Promptly after such loan is made by Deutsche, the Collateral Agent will promptly deliver to Deutsche (to the extent then pledged pursuant to the UK Pledge Agreement or other relevant Credit Document) a number of Cookson Shares equal to the Aggregate Put Number as determined for the respective Cookson Derivative Transaction.

            So long as the requirements set forth in preceding clauses (a) and
(b) have been satisfied, it is further understood and agreed that, notwithstanding anything to the contrary contained elsewhere in the Credit Agreement or the other Credit Documents, the Available Cookson Shares from time to time released in accordance with this Section 1 in connection with one or more Cookson Derivative Transactions may in fact be sold (or used for settlement) pursuant to the relevant Put Options and Call Options (each as defined in the Master Option Agreement) entered into as contemplated by the definition of Cookson Derivative Transaction, and such Available Cookson Shares may, subject to agreements entered into between Borrower and Deutsche (or its affiliates), from time to time be loaned to Deutsche (and or one more of its affiliates) and such Available Cookson Shares (and any proceeds thereof) may be pledged, and delivered for pledge, pursuant to the Pledge and Security Annex (as defined in the Master Option Agreement).

            It is understood and agreed that in connection with any release of Cookson Shares from the security interests created pursuant to the UK Pledge Agreement (and any other Credit Document) as contemplated above, the Collateral Agent is hereby directed by the Lenders to take such actions as it may determine are reasonably necessary to effectuate such releases (including by directing any depositary with whom Cookson Shares have been deposited on the Relevant System (as defined in the UK Pledge Agreement) to release such Cookson Shares), and that any such release of Cookson Shares from the pledge pursuant to the UK Pledge Agreement shall be deemed to have been a release at the direction of the Lenders within the meaning of Section 20.1(b) of the UK Pledge Agreement. Without limiting the foregoing, it is understood and agreed that the Collateral Agent, in its discretion, may agree for the benefit of Deutsche that shares released in accordance with the foregoing requirements of the this Section 1 are held by it for the benefit of Deutsche (rather than the Lenders). Neither the Administrative Agent nor the Collateral Agent shall have any liability to the Lenders for any actions taken by it (in the absence of gross negligence or willful misconduct) in connection with the releases pursuant to this Section 1 and, in connection therewith, both the Administrative Agent and the Collateral Agent shall be entitled to conclusively rely on the officer's certificate delivered pursuant to Section 1(a)(vii) in releasing any Cookson Shares.

            (c) The Borrower represents, warrants, covenants and agrees that no release of Cookson Shares requested by it pursuant to this Section 1 shall cause any violation (by the Borrower or any Lender) of Regulation U.

            2. Clause (b) of Section 3.03 of the Credit Agreement is hereby deleted in its entirety and the following new clause (b) is inserted in lieu thereof:

            "(b)(i) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on each day after the Third Amendment Effective Date on which the Borrower receives any cash proceeds from any sale of Shares (other than (x) sales of Superior Option Shares or (y) sales of Cookson Shares no longer pledged pursuant to the UK Pledge Agreement which are the subject of Cookson Derivative Transactions entered into in accordance with the requirements of Section 1 of the Third Amendment) or PolyVision Shares, the Total Commitment shall be permanently reduced on such date by an amount equal to 100% of the Net (Taxes and Sales Commissions) Proceeds from such sale.

            (ii) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on each date after the Third Amendment Effective Date on which the Borrower incurs any Cookson Facility Loans under the Cookson Facility, the Total Commitment shall concurrently be reduced in an amount equal to the Dollar Equivalent of the aggregate principal amount of Cookson Facility Loans so incurred."

            3. Clause (c) of Section 3.03 of the Credit Agreement is hereby amended by deleting the text "Effective Date" appearing in the parenthetical contained in such clause (c) and inserting in lieu thereof the text "Third Amendment Effective Date".

            4. Clause (d) of Section 3.03 of the Credit Agreement is hereby deleted in its entirety and the following new clause (d) is inserted in lieu thereof:

            "(d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on each date on or after the Third Amendment Effective Date on which the Borrower receives any cash proceeds from any equity issuance (including the issuance of any options for equity) or capital contributions, the Total Commitment shall be permanently reduced on such date by an amount equal to 100% of the cash proceeds of such capital contribution or sale or issuance (net of underwriting or placement discounts and commissions and other costs and expenses associated therewith)."

            5. Clause (i) of Section 3.03 of the Credit Agreement is hereby deleted in its entirety and the following new clause (i) is inserted in lieu thereof:

            (i)(a) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on each date on or after the Third Amendment Effective Date on which the Borrower receives cash proceeds from any sale of PolyVision Shares, the Total Commitment shall be permanently reduced on such date by an amount equal to 100% of the Net (Taxes and Sales Commissions) Proceeds from such sale.

            (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on June 30, 2001, to the extent that any funds (including the amount of all investments made with funds on deposit therein) are then on deposit in the Escrow Account (with the aggregate amount thereof being herein called the "Escrow Residual Amount"), the Total Commitment shall be permanently reduced on each such date by an amount equal to 100% of the Escrow Residual Amount."

            6. Section 3.03 of the Credit Agreement is hereby further amended by inserting the following new clauses (j) and (k) immediately following clause (i) of such Section:

            "(j) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on the Third Amendment Effective Date, the Total Commitment shall be permanently reduced by an amount such that immediately after giving effect to such reduction the Total Unutilized Commitment shall be equal to $3,500,000. Contemporaneously with the permanent reduction to the Total Commitment pursuant to the immediately preceding sentence, each Lender's Commitment shall be permanently reduced by an amount equal to the product of (x) such Lender's Percentage (calculated immediately prior to the operation of the immediately preceding sentence) and (y) an amount equal to the reduction to the Total Commitment pursuant to the immediately preceding sentence. Promptly following such permanent reduction to the Total Commitment and such permanent reductions to each Lender's Commitment, the Administrative Agent shall notify the Borrower and each Lender of the new Total Commitment and the new Commitment of each Lender, provided that the reductions to the Total Commitment and the Commitment of each Lender required pursuant to this clause (j) shall be made on the Third Amendment Effective Date regardless of any failure of the Administrative Agent to provide such notice.

            (k) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on each date when the Borrower voluntarily prepays any Loans the Total Commitment shall be reduced on such date by an amount equal to such prepayment."

            7. Section 7.08(a) of the Credit Agreement is hereby amended by deleting the period appearing at the end of such subsection (a) and inserting in lieu thereof the text ", provided that no proceeds from Revolving Loans may be used to repay Indebtedness except for Indebtedness arising under the Credit Documents."

            8. Clauses (e) through (h), inclusive, of Section 4.02 of the Credit Agreement are hereby deleted in their entirety and the following new clauses (e) through (i) are inserted in lieu thereof:

            "(e) In addition to any other mandatory repayments pursuant to this
      Section 4.02, on each date on or after the Third Amendment Effective Date on which the Borrower receives cash proceeds from any sale of any Shares (other than sales of Cookson Shares no longer pledged pursuant to the UK Pledge Agreement which are the subject of Cookson Derivative Transactions entered into in accordance with the requirements of Section 1 of the Third Amendment) or PolyVision Shares, an amount equal to 100% of the Net (Taxes and Sales Commissions) Proceeds therefrom shall be applied on such date as a mandatory repayment of principal of Loans and/or to cash collateralize outstanding Letters of Credit, as provided in Section 4.02(h).

            (f) On each day the Borrower actually receives proceeds from Cookson Facility Loans, the Borrower shall concurrently with the receipt of such proceeds prepay the principal of outstanding Loans and/or cash collateralize outstanding Letters of Credit, as provided in Section 4.02(h), in an amount equal to the Dollar Equivalent of the aggregate amount of such proceeds.

            (g) In addition to any other mandatory repayments pursuant to this
      Section 4.02, on June 30, 2001, an amount equal to 100% of the Escrow Residual Amount, if any, shall be applied as a mandatory repayment of principal of Loans and/or to cash collateralize outstanding Letters of Credit as provided in Section 4.02(h).

            (h) Any prepayment required by Sections 4.02(c), (e), (f), (g) and
      (i) shall be applied (i) first, to prepay outstanding Swingline Loans,
      (ii) second, to prepay outstanding Revolving Loans and (iii) third, to the extent all Loans have been prepaid in full, to cash collaterize outstanding Letters of Credit."

            (i) In addition to any other mandatory repayments pursuant to this
      Section 4.02, on each date on or after the Third Amendment Effective Date upon which the Borrower receives any cash proceeds from any equity issuance (including the issuance of any options for equity) or capital contributions, an amount equal to 100% of the cash proceeds of such capital contribution or sale or issuance (net of underwriting or placement discounts and commissions and other costs and expenses associated therewith) shall be applied on such date in accordance with the requirements of Sections 4.02(h).

            9. Section 9.01 of the Credit Agreement is hereby amended by (x) deleting clause (ii) thereof in its entirety and (y) inserting the following new clause (ii) in lieu thereof:

            "(ii) with respect to any Cookson Shares released from the UK Pledge Agreement in accordance with the requirements of Section 1 of the Third Amendment (and any Cookson Shares issued in substitution or exchange therefor, or constituting distributions, dividends or rights issues received with respect thereto), Liens may exist with respect to such Cookson Shares (but not any Cookson Shares then pledged pursuant to the UK Pledge Agreement) pursuant to, and in accordance with the terms of, the Cookson Derivative Transaction Documents."

            10. Section 9.03 of the Credit Agreement is hereby deleted in its entirety and the following new Section 9.03 is hereby inserted in lieu thereof:
            "9.03 Dividends. The Borrower will not authorize, declare or pay any Dividends (other than Dividends payable solely in common stock of Borrower)."

            11. Section 9.04 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (v) thereof, (ii) deleting clause (vi) thereof in its entirety and (iii) inserting the following new clauses (vi), (vii) and (viii) in lieu thereof:

            "(vi) Indebtedness of the Borrower constituting Cookson Facility Loans incurred from time to time pursuant to the Cookson Facility, so long as the aggregate principal amount thereof at no time outstanding exceeds the lesser of (x) $50 million (it being understood and agreed that, so long as the Dollar Equivalent of all outstanding Cookson Facility Loans as determined on the date of each incurrence of Cookson Facility Loans (taking the Dollar Equivalent of all Cookson Facility Loans theretofore incurred as well as the Cookson Facility Loans then being incurred, with such Dollar Equivalent being determined on the date of the respective incurrence) does not exceed $50 million, the provisions of preceding clause (x) shall not be violated as a result of the $50 million threshold being exceeded solely as a result of subsequent fluctuations in exchange rates between Dollars and Pounds Sterling) and (y) an amount equal to the Aggregate Put Strike Prices of all Available Cookson Shares then subject to Put Options entered into as part of, and in accordance with the definition of, Cookson Derivative Transaction contained herein (with respect to which the Valuation Dates as defined in the Master Option Agreement have not yet occurred);

            (vii) Indebtedness (not for borrowed money) which may be deemed to exist as a result of the existence of the Put Options and Call Options entered into with respect to (and constituting part of) one or more Cookson Derivative Transactions, in each case so long as the respective Cookson Derivative Transaction constitutes a bona fide hedging activity and is not speculative in nature; and

            (viii) additional unsecured Indebtedness incurred by the Borrower in an aggregate principal amount not to exceed $3,000,000 at any time outstanding.

            12. Section 9.05 of the Credit Agreement is hereby amended by (i) inserting the text "or any Cookson Derivative Transaction Document (or any related document), in each case" immediately following the text "Senior Note Document" appearing therein and (ii) deleting the reference to "(x)" appearing therein.

            13. Clause (a) of Section 9.06 of the Credit Agreement is hereby deleted in its entirety and the following new clause (a) is inserted in lieu thereof:

            "(a) sell or agree to sell any Shares, in either such case which would, at the time of any such agreement or after the consummation of any such sale, result in an Event of Default, provided that (i) in the case of any sale of Shares (other than sales of Cookson Shares no longer pledged pursuant to the UK Pledge Agreement which are the subject of Cookson Derivative Transactions entered into in accordance with the requirements of Section 1 of the Third Amendment) in compliance with this clause (a),
      (x) 100% of the consideration therefor shall be in cash, paid to the Borrower at the closing of such sale and in an amount equal to at least the fair market value (based on the definition of "Value" contained in Section 11 or, in the case of a sale of Cookson Shares, based on the trading price determined by reference to the London Stock Exchange Daily Official List) of the Shares the subject of such sale and (y) the Net (Taxes and Sales Commissions) Proceeds from any such sale shall be applied as a mandatory permanent reduction to the Total Commitment as (and to the extent) provided in Section 3.03(b)(i) and to contemporaneously repay outstanding Loans or cash collateralize outstanding Letters of Credit pursuant to Section 4.02(e) and (ii) sales of Cookson Shares no longer pledged pursuant to the UK Pledge Agreement which are the subject of Cookson Derivative Transactions entered into in accordance with the requirements of Section 1 of the Third Amendment shall be permitted notwithstanding anything to the contrary contained above in this clause
      (a)."

            14. Section 9.06 of the Credit Agreement is hereby further amended by (i) inserting the word "or" at the end of clause (b) thereof, (ii) deleting the text "; or" at the end of clause (c) thereof and inserting a period in lieu thereof, (iii) deleting clause (d) in its entirety and (iv) inserting the following new sentence immediately at the end of said Section 9.06:

            "The parties hereto acknowledge and agree that the occurrence of Cookson Derivative Transactions in accordance with the requirements of the Third Amendment are the functional equivalent of a sale of the underlying Cookson Shares and hereby agree that, for all purposes of this Agreement (except for purposes of Section 3.03(b)(i), since such transaction is subject to the express requirements of Section 3.03(b)(ii)) and each other Credit Document, at the time of the consummation of each Cookson Derivative Transaction in accordance with the requirements of the Third Amendment, a number of Cookson Shares equal to the Aggregate Put Number of Cookson Shares subject to the respective Cookson Derivative Transaction shall be deemed to have been sold by the Borrower in a sale permitted by this Section 9.06 on the date of its receipt of the Cookson Facility Loan proceeds in at least the amount required with respect to such Cookson Derivative Transaction pursuant to Section 1(a)(ii) of the Third Amendment.".

            15. Section 9.07 of the Credit Agreement is hereby deleted in its entirety and the following new Section 9.07 is inserted in lieu thereof:

            "9.07 Asset Coverage Ratio. The Borrower shall not permit the Asset Coverage Ratio at any time during a period set forth below to fall below the ratio set forth opposite such period:

                        Period                         Ratio
                        ------                         -----

             From the Third Amendment
             Effective Date through and
             including January 30, 2001              1.80:1.00

             From January 31, 2001 through
             and including February 27, 2001         1.90:1.00

             Thereafter                              2.00:1.00

Notwithstanding anything to the contrary contained above in this Section 9.07, at all times from and after the date upon which 90% of the Cookson Shares owned by the Borrower on the Third Amendment Effective Date have been released pursuant to Section 1 of the Third Amendment or have otherwise been sold or disposed of, the Borrower shall not permit the Asset Coverage Ratio to be less than 2.50:1.00."

            16. The definition of "Interim Period" appearing in Section 11.01 of the Credit Agreement and Section 2 of the Second Amendment is hereby amended by deleting the date "February 28, 2001" appearing therein and inserting the text "the Third Amendment Effective Date" in lieu thereof.

            17. Section 11.01 of the Credit Agreement is hereby amended by inserting therein the following new definitions in the appropriate alphabetical order:

            "Aggregate Put Number" shall mean, with respect to each Cookson Derivative Transaction, the number of Available Cookson Shares subject to the Put Option entered into with respect thereto, which number must be consistent with the requirements of clause (ii) of the definition of Cookson Derivative Transaction contained herein.

            "Aggregate Put Strike Price" shall mean, with respect to any Available Cookson Shares the subject of any Cookson Derivative Transaction, the per share Put Strike Price applicable to such Available Cookson Shares multiplied by the number of Available Cookson Shares (in no event to exceed the number of Available Cookson Shares actually released in connection with the respective Cookson Derivative Transaction) subject to such Cookson Derivative Transaction.

            "Available Cookson Shares" shall mean, at any time, all or any portion of the Cookson Shares owned by the Borrower on the Third Amendment Effective Date (and any Cookson Shares thereafter issued in substitution therefor, or as dividends, distributions or rights issues with respect to such Cookson Shares) less the amount of Cookson Shares thereafter sold, transferred or disposed of by the Borrower other than in connection with one or more Cookson Derivative Transactions.

            "Cookson Confirmation" shall mean, with respect to each Cookson Derivative Transaction, the related Confirmation pursuant to, and as defined in, the Master Option Agreement, which confirmation in any event shall include a written confirmation from Deutsche setting forth the details (including without limitation the number of shares sold short in the respective Cookson Derivative Transaction, the Aggregate Put Number for the respective Cookson Derivative Transaction, the Put Strike Price and Aggregate Put Strike Price for the respective Cookson Derivative Transaction and a description of any Call Options entered into as part of the respective Cookson Derivative Transaction) of the respective Cookson Derivative Transaction.

            "Cookson Derivative Transaction" shall mean, (i) the short sale (at fair market value as reasonably determined by Deutsche) of any number of Available Cookson Shares so long as such number is consistent with the requirements of Section 1(b)(i) of the Third Amendment, during a given Cookson Derivative Transaction Period, (ii) the entering into by the Borrower and Deutsche, in accordance with the Cookson Derivative Transaction Documents, of a Put Option with respect to a number of Cookson Shares equal to the number of Available Cookson Shares sold short during the respective Cookson Derivative Transaction Period as contemplated by preceding clause (i) multiplied by the Relevant Multiplier, whereby the Borrower will have the right to put such number of Cookson Shares to Deutsche on the applicable Valuation Date at the Put Strike Price, (iii) in connection with such Put Option, the entering into by the Borrower of a Call Option entitling Deutsche to purchase from the Borrower the same number of Cookson Shares as is subject to the respective Put Option as described in preceding clause (ii) at a price which is not less than the Value of such Cookson Shares on the date of the respective Cookson Confirmation and
(iv) following the occurrence of the transactions described in preceding clauses
(i) through (iii), the incurrence by the Borrower of Cookson Facility Loans in the principal amount contemplated by Section 1(a)(ii) of the Third Amendment.

            "Cookson Derivative Transaction Documents" shall mean the Master Option Agreement, the Cookson Facility, any note issued pursuant thereto, any other credit arrangements entered into in connection with the Master Option Agreement, the Pledge and Security Annex (as defined in the Master Option Agreement), any account control agreement related thereto and all Cookson Confirmations, in each case as same may be from time to time in effect.

            "Cookson Derivative Transaction Period" shall mean, with respect to each Cookson Derivative Transaction, the weekly period (beginning on a Monday and ending on a Friday) during which one or more short sales of Available Cookson Shares occurs, in each case so long as Cookson Facility Loans relating thereto are incurred during the immediately succeeding week.

            "Cookson Facility" shall mean the Credit Annex, dated as of January 26, 2001 among the Borrower and Deutsche, as same may be amended, modified or supplemented from time to time.

            "Cookson Facility Loan" shall mean all "Loans" under, and as defined in, the Cookson Facility, all of which Cookson Facility Loans shall be incurred (and denominated) in Pounds Sterling.

            "Deutsche" shall mean Deutsche Bank AG, London Branch, Deutsche Bank AG, New York Branch or Deutsche Banc Alex. Brown, Inc.

            "Dollar Equivalent" of an amount denominated in Pounds Sterling shall mean, at any time for the determination thereof, the amount of Dollars which could be purchased with the amount of Pounds Sterling involved in such computation at the spot exchange rate therefor as quoted by the Administrative Agent as of 11:00 a.m. (London time) on the date of any determination thereof for purchase on such date.

            "Master Option Agreement" shall mean the Master Option Agreement, dated as of January 26, 2001 between Deutsche and the Borrower, as counterparty, as amended, modified or supplemented from time to time.

            "Pounds Sterling" shall mean lawful currency of Great Britain denominated in pounds sterling.

            "Put Strike Price" shall mean, for any definitive Cookson Derivative Transaction, the per share Put Strike Price set forth in the applicable Cookson Confirmation which shall be no less than 85% of the weighted average price of Available Cookson Shares sold short by Deutsche (which short sales must be at fair market value as reasonably determined from time to time by Deutsche) during the respective Cookson Derivative Transaction Period.

            "Relevant Multiplier" shall mean, with respect to each Cookson Derivative Transaction, a multiplier established by Deutsche at the beginning of the respective Cookson Derivative Transaction Period, which multiplier shall apply for the respective Cookson Derivative Transaction Period and must be a number not less than 1.0 and not greater than 1.5.

            "Third Amendment" shall mean the Third Amendment to Credit Agreement and Second Amendment to US Pledge Agreement, dated as of January 26, 2001.

            "Third Amendment Effective Date" shall mean the Third Amendment Effective Date under, and as defined in, the Third Amendment.

            18. Section 7 of the US Pledge Agreement is hereby amended by (i) deleting the second sentence of the introductory paragraph of such Section 7 in its entirety and (ii) deleting the text "Subject to the immediately preceding sentence, in the case of clauses (i) and (ii) below, the" appearing at the beginning of the third sentence of the introductory paragraph of such Section 7 and inserting the text "The" in lieu thereof.

            19. The Lenders and the Borrower hereby agree that (i) from and after the date upon which 90% of the Cookson Shares owned by the Borrower on the Third Amendment Effective Date have been released from the security interests created pursuant to the UK Pledge Agreement (and/or the other relevant Credit Documents) as contemplated by Section 1 of this Amendment or have otherwise been sold or disposed pursuant to Section 9.06(a) of the Credit Agreement, each reference to the ratio "2.00:1.00" appearing in Section 16 of the US Pledge Agreement shall be deleted and the reference "2.50:1.00" shall be inserted in lieu thereof and (ii) if at such time the Borrower is not in compliance with the provisions of such Section 16 of the US Pledge Agreement, the Borrower shall immediately take actions necessary to comply with such Section as modified pursuant to this Section 19.

            20. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the date hereof, both before and after giving effect to this Amendment (except with respect to any representations and warranties limited by their terms to a specific date hereof, which shall be true and correct in all material respects as of such date) and
(ii) there exists no Default or Event of Default on and as of the date hereof, both before and after giving effect to this Amendment.

            21. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or other Credit Document.

            22. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

            23. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            24. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when (i) the Borrower and the Supermajority Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile) the same to the Administrative Agent at the Notice Office, (ii) each Deutsche signatory listed on the attached Acknowledgment and Agreement shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile) the same to the Administrative Agent at the Notice Office and (iii) the Administrative Agent shall have received from Proskauer Rose LLP, counsel to the Borrower, an opinion addressed to the Administrative Agent, the Syndication Agent, the Documentation Agent and each of the Lenders, and dated the Third Amendment Effective Date, which opinion shall be in form and substance satisfactory to the Administrative Agent, and cover such matters incident to this Amendment and the transactions contemplated herein and as the

Administrative Agent may reasonably request (including, but not limited to, the compliance by the Borrower with Regulation U).

            25. Upon the occurrence of the Third Amendment Effective Date, the Credit Agreement and the US Pledge Agreement shall be amended as set forth herein.

            26. From and after the Third Amendment Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement and the US Pledge Agreement shall be deemed to be references to the Credit Agreement and the US Pledge Agreement as modified hereby.

            27. Each of the parties hereto hereby acknowledge and agree that only the provisions of Section 1 (and the related defined terms) shall inure to the benefit of Deutsche (so long as Deutsche complies with its obligations set forth in said Section 1).

            28. Each of the parties hereto hereby acknowledges that Deutsche is an affiliate of Bankers Trust Company.

                                      * * *

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                        THE ALPINE GROUP, INC.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        BANKERS TRUST COMPANY,
                                        Individually and as Administrative Agent

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        FLEET NATIONAL BANK, Individually and as
                                        Syndication Agent

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        BANK OF AMERICA, N.A.,
                                        Individually and as Documentation Agent

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                             THE BANK OF NOVA SCOTIA

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

ACKNOWLEDGEMENT AND AGREEMENT

            Each of undersigned hereby agrees for the benefit of the Lenders to be bound by the provisions applicable to Deutsche as set forth in Section 1 of this Amendment, and further agrees that other than as expressly set forth in such Section 1, the provisions of this Amendment shall not inure to the benefit of Deutsche and the provisions set forth in such Section 1 shall only inure to the benefit of Deutsche so long as it complies with its obligations under said
Section 1.

                                        DEUTSCHE BANK AG,
                                        LONDON BRANCH

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        DEUTSCHE BANK AG,
                                        NEW YORK BRANCH

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        DEUTSCHE BANC ALEX. BROWN, INC.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                         ANNEX A

                          FORM OF OFFICER'S CERTIFICATE

            I, the undersigned, [Title of Authorized Officer] of THE ALPINE GROUP, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), DO HEREBY CERTIFY that:

            1. This Certificate is being delivered pursuant to Section of 1(a)(vii) of the Third Amendment (the "Third Amendment") to Credit Agreement and Second Amendment to US Pledge Agreement and Second Amendment and Acknowledgment, dated as of January __, 2001, among the Borrower, the lenders from time to time party thereto, Fleet National Bank (formerly known as Fleet Bank, N.A.), as Syndication Agent, Bank of America, N.A., as Documentation Agent, Bankers Trust Company, as Administrative Agent, Deutsche Bank AG, London Branch, Deutsche Bank AG, New York Branch and Deutsche Banc Alex. Brown, Inc. Reference is hereby made to the Credit Agreement dated as of November 23, 1999, among The Alpine Group, Inc., various lenders from time to time party thereto, Fleet National Bank (formerly known as Fleet Bank, N.A.), as Syndication Agent, Bank of America, N.A., as Documentation Agent, and Bankers Trust Company, as Administrative Agent, as amended, modified or supplemented from time to time (as so amended, modified or supplemented from time to time, the "Credit Agreement"). Unless otherwise defined herein, terms defined in the Credit Agreement or the Third Amendment shall have the same meaning when used herein.

            2. The undersigned hereby requests the release from the UK Pledge Agreement and other Credit Documents of _______ Cookson Shares, which number is equal to the Aggregate Put Number of Cookson Shares in connection with the respective Cookson Derivative Transaction and is the same as the number of Cookson Shares subject to Put Options as specified in clause (i) of following section numbered 3.

            3. With respect to the Available Cookson Shares being released on the date hereof (such release hereinafter referred to as the "Release"), the Borrower certifies that it has entered into, in accordance with the Cookson Derivative Transaction Documents, (i) Put Options whereby the Borrower has the right to put _______ Cookson Shares to Deutsche on _____ [Valuation Date for such Put Options] at a Put Strike Price of _____ and (ii) Call Options, whereby Deutsche is entitled to purchase such Available Cookson Shares at a price of not less than the Value of such Available Cookson Shares on the date of the attached Cookson Confirmation.

            4. Attached hereto is a true and correct copy of the Cookson Confirmation dated _____, 20__ relating to Cookson Derivative Transactions entered into between [name relevant Deutsche entity] and the Borrower.

            5. The Borrower hereby certifies that it has complied with all conditions contained in Section 1 of the Third Amendment with respect to the Release requested hereby.

            6. Contemporaneously with the Release, the Borrower shall (x) incur Cookson Facility Loans under the Cookson Facility in an aggregate principal amount of (pound)___________, which is at least 85% of the Aggregate Put Strike Price applicable to the Cookson Shares to be Released and is not in excess of the Aggregate Put Strike Price applicable to the Cookson Shares to be Released and (y) apply an amount equal to the Dollar Equivalent of the aggregate principal amount of such Cookson Facility Loans to repay then outstanding Loans as (and to the extent) required pursuant to Section 4.02(f) of the Credit Agreement.

            7. Contemporaneously with the Release, the Total Commitment shall be permanently reduced to the extent required pursuant to Section 3.03(b)(ii) of the Credit Agreement.

            IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this ___ day of _________, 20__.

                                                 THE ALPINE GROUP, INC.

                                                 By:________________________
                                                      Name:
                                                      Title: